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                                                                   EXHIBIT 10.46

                           UNIGENE LABORATORIES, INC.

                         DIRECTOR STOCK OPTION AGREEMENT

     This Director Stock Option Agreement (the "Agreement") is made effective as of this 5th day of December, 2001, by and between UNIGENE LABORATORIES, INC., a Delaware corporation (the "Company"), and J. Thomas August, a resident of Maryland (the "Director").

                                   WITNESSETH:

     WHEREAS, the Company has determined to grant the Director an option to purchase shares of the common stock, par value $.01 per share, of the Company (the "Common Stock"); and

     WHEREAS, the Company and the Director desire to enter into this Agreement to evidence such option.

     NOW, THEREFORE, to evidence the stock option so granted, the parties hereto hereby agree as follows:

     1. Grant of Options. The Company hereby grants to the Director a non-qualified stock option (the "Option") to purchase up to 120,000 shares of Common Stock, at an option price of $.47 per share, exercisable in accordance with the terms and conditions of this Agreement.

     2. Option Vesting. The Option shall become exercisable in installments in accordance with the following vesting schedule:

                     Number of Shares
Installment Number    Per Installment   Date Exercisable
------------------   ----------------   ----------------
        1                  10%          December 5, 2001
        2                  30%          June 5, 2002
        3                  30%          December 5, 2002
        4                  30%          June 5, 2003

Each installment may be exercised in whole or in part on a cumulative basis, at any time or from time to time, from and after the date such installment becomes exercisable through and including the date immediately preceding the Expiration Date (as defined below).

     3. Expiration. Unless terminated earlier in accordance with the terms of this Agreement, the Option shall expire and be of no further force or effect at midnight (New York Time) on December 4, 2011 (the "Expiration Date").

     4. Death of Director or Other Termination of Directorship.

          (a) If the Director dies or ceases to be a Director for any reason, the Option shall be exercisable and shall terminate as follows, provided, however, that the Option cannot be exercised after the Expiration Date:

               (i) Upon termination of his service or status as a Director, as the case may be, (other than by death or for Cause), a Director may, within three (3) months after the date of such termination, purchase all or any part of the shares of Common Stock which such Director was entitled to purchase under such Option on the date of such termination.

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               (ii) Upon the death of any Director while serving as a Director or within the three-month period referred to in Section 4(a)(i) above, the Director's estate or the person to whom such Director's rights under the Option are transferred by Will or the laws of descent and distribution may, within one hundred eighty (180) days after the date of such Director's death, purchase all or any part of the shares of Common Stock which such Director was entitled to purchase under such Option on the date of death.

               (iii) If the service of a Director is terminated by removal for Cause, the Option shall terminate upon the giving of notice of removal to the Director or on the termination date stated in the Option, whichever is earlier. The term Cause shall mean removal because of fraud, disclosure of trade secrets, activities in competition with the business of the Company, misappropriation of assets of the Company, or conviction of a crime involving moral turpitude.

          (b) Anything hereinabove to the contrary notwithstanding, the Option may be terminated sooner than hereinabove provided, in accordance with other provisions of this Agreement.

          (c) Nothing herein shall confer upon the Director the right to continue as a director of the Company or restrict the right of the Board or Stockholders to remove the Director.

     5. Notice of and Requirements With Respect to Exercise.

          (a) The Option shall be exercised only by written Notice of Exercise delivered to an officer of the Company personally or by facsimile transmission, signed by the Director or, in the event of the Director's death or incompetency, by the person or persons entitled to exercise the same under Paragraph 6 hereof, specifying the number of shares in respect of which the Option is being exercised. The Option shall be exercised only with respect to whole shares and no fractional shares will be issued. Such Notice of Exercise shall be in the form annexed hereto as Exhibit A, subject to such changes as may be prescribed by the officers of the Company from time to time and communicated to the Director. The exercise of the Option shall not be deemed to be complete until full compliance with subparagraphs (a), (b), (c) and (d) of this Paragraph 5 and the Company shall have no obligation to issue any shares in the absence of such compliance.

          (b) Due exercise of the Option is conditioned upon the payment in full of the option price of the shares with respect to which the Option is exercised and any applicable taxes and withholding, and such payment shall accompany the Notice of Exercise.

          (c) In the event of the exercise of the Option by the person or persons entitled to exercise the same upon the death or incompetency of the Director as provided in Paragraph 6 hereof, the Notice of Exercise shall be accompanied by a certified copy of the Director's last will and testament, if any, with proof of admission to probate, proof of appointment of the committee for an incompetent Director, current letters testamentary or letters of administration, necessary estate tax waivers, and any other proof as counsel to the Company may reasonably request as to the right of such person or persons to exercise the Option and as to compliance with estate and inheritance tax laws.

          (d) The Director agrees that at the time of exercise of the Option, the Director, in the event of the Director's death or incompetency, the person exercising the Option pursuant to Paragraph 6 hereof, shall, in writing, make such investment representation and agreement restricting the transfer of the shares issued to the Director or to such person, as the Company shall, from time to time on advice of counsel, deem necessary or advisable to comply with the provisions of Paragraph 6 hereof and with the Securities Act of 1933, as amended ("Act"), or any Blue Sky Law or similar law, rule or regulation of any jurisdiction. Such investment representation and agreement may, at the option of the Company be incorporated in the form of Notice of Exercise of the Option. The Director agrees that if the Company, on advice of counsel, shall deem it necessary or advisable, the stock certificates representing such shares and any shares issued with respect thereto, shall bear legends in such form and substance as the Company may determine, from time to time, relating to any such representation and agreement and any restrictions on transfer under the Act, or other applicable law, or under this Agreement and that they will, promptly after demand by the Company, deliver to the Company for endorsement of such legends, all stock certificates representing such shares. The Company shall have no obligation to register the shares issuable upon exercise of the options granted hereunder under the Act or to list such shares on any quotation service, market or stock exchange or to continue such registration or listing, except as expressly set forth in Paragraph 9 hereof.

     6. Non-Transferability of and Persons Entitled to Exercise the Option. The Option is not assignable or transferable by the Director otherwise than by will or the laws of descent and distribution and any

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attempted transfer in violation of this provision shall be void. During the lifetime of the Director, the Option shall be exercisable only by the Director or the duly appointed committee of an incompetent Director. After the Director's death, the Option shall be exercisable only by the Director's personal representatives or the person or persons to whom the right to exercise the same shall pass by will or the laws of descent and distribution. This Agreement shall in all respects be binding upon such transferees.

     7. Rights as a Stockholder. Neither the Director nor any other person shall have any rights as a stockholder with respect to any share covered by this Option unless and until they shall have become the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such shares, except as set forth in Paragraph 8.

     8. Adjustments, Termination and Acceleration of Options in Certain Events. To the extent deemed equitable and appropriate by the Company, in its reasonable discretion, on the advice of counsel, the number, price and class of shares covered by the Option shall be appropriately adjusted to reflect any stock dividend, stock split or share combination of the Common Stock or any recapitalization of the Company, spin-off, split-up, rights offering, and any merger or consolidation, reorganization, exchange of shares, or other change in the corporate structure ("corporate change"), liquidation or dissolution. The Option may pertain to the securities and other property which holders of Common Stock would be entitled to receive in connection with such event. Notwithstanding the foregoing, and unless the acquiring, surviving or continuing corporation agrees in writing to assume the obligations under the Option, in the event of a dissolution or liquidation of the Company, or a transfer of all or substantially all of its assets, or a merger or consolidation, or corporate change, the Company may, in its reasonable discretion, on the advice of counsel, terminate the Option as of the effective date of such event or accelerate the date when any or all installments of the Option shall become exercisable. In no event shall the Option be treated more favorably to the Director pursuant to the foregoing authority than any then outstanding stock option granted under any employee stock option plan. All decisions of the Company hereunder shall be final and binding upon the Director.

     9. Restrictions on Exercise and Transfer and Registration. (a) Notwithstanding any of the other provisions of this Agreement, the Director agrees that the Option shall not be exercisable and the shares issued pursuant to the exercise of the Option shall not be issued to the Director or thereafter transferred by the Director (a) if the Company determines that the exercise of the Option or the issuance by the Company of shares pursuant to such exercise or the subsequent transfer of the shares issued upon the exercise of such Option would constitute a violation by the Director or by the Company of any provisions of any law, rule or regulation of any governmental or regulatory body or stock exchange or (b) if the Company, on advice of counsel, shall determine such exercise, issuance or transfer to be undesirable prior to registration of such shares for issuance and/or resale under the Act, and/or listing of such shares with a securities exchange and/or receipt of the consent or approval of any governmental or regulatory body or stock exchange, as the case may be. In no event shall the Company be obligated to issue or transfer any shares upon the exercise of any Option or upon subsequent transfer of such shares unless a registration statement under the Act is then in effect and current with respect to the issue or transfer of such shares or the Company, on advice of counsel, determines that exemption from registration under the Act is then available. Any determination made in good faith by the Company in this connection shall be final, binding and conclusive on all persons whomsoever for all purposes. The Company shall have no obligation to register the shares issuable upon exercise of the Option under the Act or to list such shares on any stock exchange or to continue such registration or listing except as expressly set forth in this Paragraph 9. The Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto or any subsequent transfer of such shares to comply with any law or regulation of any governmental or regulatory authority or stock exchange. For purposes of this Agreement, a securities exchange or stock exchange shall include a national securities market system.

          (b) If, within one (1) year from the date hereof, the Company proposes to prepare and file one or more registration statements covering equity securities of the Company,(in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form), (for purposes of this Paragraph 9 collectively, a "Registration Statement"),it will give written notice of its intention to do so by registered mail("Notice"), at least thirty
(30) days prior to the filing of such Registration Statement to the Director. At the Director's request, the Company agrees to use all reasonable efforts to include the shares held by the Director as a result of the exercise of this Option in such Registration Statement filed with the SEC.

          (c)If the Company does not offer to include such shares in a Registration Statement during said one (1) year period, the Company agrees to use its best efforts to prepare and file a registration statement covering such shares within fifteen (15) months from the date hereof at a time or times selected by the officers of the Company in their discretion. In that event it will give written notice of its intention to do so to the Director by Notice at least thirty (30) days prior to the filing of such Registration Statement. At the Director's request, the Company agrees to use

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all reasonable efforts to include the shares held by the Director as a result of the exercise of this Option in such Registration Statement filed with the SEC.

          (d) The Company shall pay all expenses of such Registration hereunder. In no event, however, shall the Company pay the Director's underwriting discounts or the fees and expenses of the Director's personal counsel.

          (e) The Company shall supply to the Director a reasonable number of copies of all registration materials and prospectuses. The Company and the Director shall execute and deliver to each other indemnity agreements which are conventional in registered offerings of this type. The Director shall reasonably cooperate with the Company in the preparation and filing of the Registration Statement and appropriate amendments thereto.

          (f) Only one Registration Statement will be required for the Director and all of his transferees, if any. No permitted transfer shall extend any of the time periods set forth in this Paragraph 9.

          (g) The Director shall comply with all applicable laws relating to sales pursuant to a Registration Statement including delivery of the Prospectus to the purchaser prior to sale, and shall not use any Prospectus that has been amended or which the Company directs the Director to cease using for any reason.

     10. Withholding. The Director agrees that the Company may withhold from any sums owed to the Director for any reason or require payment to the Company of any or all taxes or withholding which it reasonably believes may be required by law to be paid or withheld in connection with the grant or exercise of the Option or the disposition of any shares acquired in connection therewith.

     11. Compliance with Rule 16b-3. It is the Company's intent that this Agreement comply in all respects with Rule 16b-3 of the Exchange Act and any regulations promulgated thereunder. If any provision of this Agreement is later found not to be in compliance with the Rule, the provision shall be construed so as to comply therewith. All exercises of options and sales of securities acquired upon the exercise of options under this Agreement shall comply with the requirements of Section 16 of the Exchange Act and any regulations promulgated thereunder.

     12. Interpretation. Any dispute or disagreement which shall arise under this Agreement or with respect thereto, shall be determined by the officers of the Company, in their reasonable judgment and discretion, on advice of counsel, and such determination shall be final, binding and conclusive on all persons for all purposes.

     13. Notices.

          (a) Notice to the Company. Notices intended for the Company shall be deemed validly given only if delivered in person to, or duly sent, postage and fees prepaid, by registered mail or national courier service addressed to the Company at its principal office and to the attention of the Treasurer, or to such other address or officer as the Company or its successors may hereafter designate by written notice pursuant to subparagraph (b) of this Paragraph 13.

          (b) Notice to the Director and Permitted Transferees. Notices intended for the Director shall be deemed validly given only if delivered in person or duly sent, postage and fees prepaid, by registered mail or national courier service to the last known address of the Director as it appears on the records of the Company or to such other address as the Director or his permitted transferees shall designate by written notice pursuant to subparagraph (a) of this Paragraph 13.

          (c) General. All notices shall be in writing and shall be effective at the time of delivery in person or, in the case of delivery by mail or courier service, when duly deposited in the mails or with the national courier service, postage and fees prepaid, provided however, a Notice of Exercise of Option shall be effective only upon actual receipt by the Company.

     14. Miscellaneous. The provisions of this Agreement shall survive the exercise of the Option and the issuance of shares pursuant to such exercise.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to its choice of law rules.

     16. Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

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     17. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute a single instrument.

     IN WITNESS WHEREOF, the Company and the Director have executed this Agreement effective as of the date first above written.

UNIGENE LABORATORIES, INC.                              DIRECTOR
                                                        Agreed to:

by
   -----------------------                   --------------------------------
Name:  Warren P. Levy                        Name:                 , Director
Title: President                                  -----------------